                                                                   Exhibit 99.P

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, to sign for and in the name of the undersigned, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and any appropriate securities commission of the several states, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/s/ William H. Cammack                                      July 9, 1998
---------------------------------                           -------------------
Signature of Trustee                                        Date


William H. Cammack
---------------------------------
Print Name

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, to sign for and in the name of the undersigned, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and any appropriate securities commission of the several states, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/s/ Jonathan T. Walton                                      July 3, 1998
---------------------------------                           -------------------
Signature of Trustee                                        Date


Jonathan T. Walton
---------------------------------
Print Name

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, to sign for and in the name of the undersigned, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and any appropriate securities commission of the several states, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/s/ Jesse Hall                                              July 4, 1998
---------------------------------                           -------------------
Signature of Trustee                                        Date



Jesse Hall
---------------------------------
Print Name

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, to sign for and in the name of the undersigned, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and any appropriate securities commission of the several states, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/s/ F. W. Gooch                                             July 6, 1998
---------------------------------                           -------------------
Signature of Trustee                                        Date


F. W. Gooch
---------------------------------
Print Name

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, to sign for and in the name of the undersigned, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and any appropriate securities commission of the several states, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/s/ Bernard F. Sliger                                       July 6, 1998
---------------------------------                           -------------------
Signature of Trustee                                        Date


Bernard F. Sliger
---------------------------------
Print Name

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, to sign for and in the name of the undersigned, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and any appropriate securities commission of the several states, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/s/ T. Gordy Germany                                        July 3, 1998
---------------------------------                           -------------------
Signature of Trustee                                        Date


T. Gordy Germany
---------------------------------
Print Name

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, to sign for and in the name of the undersigned, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and any appropriate securities commission of the several states, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/s/ Champney A. McNair                                      July 11, 1998
---------------------------------                           -------------------
Signature of Trustee                                        Date


Champney A. McNair
---------------------------------
Print Name

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, to sign for and in the name of the undersigned, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and any appropriate securities commission of the several states, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/s/ Wilton D. Looney                                        July 6, 1998
---------------------------------                           -------------------
Signature of Trustee                                        Date


Wilton D. Looney
---------------------------------
Print Name

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Trustee of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and re-substitution, to sign for and in the name of the undersigned, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and any appropriate securities commission of the several states, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/s/ Daniel S. Goodrum                                       July 3, 1998
---------------------------------                           -------------------
Signature of Trustee                                        Date


Daneil S. Goodrum
---------------------------------
Print Name

                                  STI CLASSIC FUNDS

                                  POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Funds (the "Trust"), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints David
G. Lee and Kevin P. Robins, and each of them singly, his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him or her and in his or her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Fund's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand and seal as of the date set forth below.


/s/ Carol Rooney                                       Date:  6/24/97
----------------------------------------                      -------
Carol Rooney
Controller, Treasurer & Chief
Financial Officer